Exhibit 16.1

June 2, 2022

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated June 2, 2022 of Uwharrie Capital Corp and are in agreement with the statements therein concerning Dixon Hughes Goodman LLP, BKD, LLP and FORVIS, LLP. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ FORVIS, LLP (formerly, Dixon Hughes Goodman LLP)

Asheville, North Carolina